EXHIBIT 99.2

Earnings Call - August 9, 2011

Snyder’s-Lance

INCORPORATED

“Forward Looking Statements”

During this discussion, we may make forward-looking statements within the meaning of applicable securities laws. The statements may include projections regarding future earnings and results which are based upon the company’s current expectations and assumptions, which are subject to a number of risks and uncertainties. Factors that could cause actual results to differ include: general economic conditions; increases in cost or availability of ingredients, packaging, energy and employees; price competition and industry consolidation; loss of major customers or changes in product offerings with significant customers; business disruption from merger integration and conversion of our distribution network to independent operators, including failure to realize anticipated synergies in a timely manner or the loss of key personnel; failure to maintain proper and effective internal controls; ability to execute strategic initiatives; product recalls and concerns surrounding the quality or safety of products and ingredients; disruptions to our supply chain or information technology systems; changes in consumer preferences; inability to maintain existing markets or expand to other geographic markets; potential threats to trademarks and other proprietary intellectual rights; food industry and regulatory factors; interest rate and foreign exchange rate risks; and the interests of significant stockholders may conflict with those of other stockholders, which have been discussed in greater detail in our most recent Form 10-K and other reports filed with the Securities and Exchange Commission.

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INCORPORATED

Overall Review

David V. Singer CEO

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INCORPORATED

Operation Discussion

Carl E. Lee, Jr. President and COO

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Second Quarter 2011

Financial Review

Rick Puckett

EVP, CFO, Treasurer and Secretary

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INCORPORATED

Second Quarter Revenue Summary

$ in Millions, (Unaudited)

Q2 2011 2011 vs. 2010

Branded Products $ 241.4 $ 101.0 71.9%

Non-Branded Products 171.1 76.1 80.1%

Net Revenue $ 412.5 $ 177.1 75.2%

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INCORPORATED

First Six Months Revenue Summary

$ in Millions, (Unaudited)

Six Months

2011 2011 vs. 2010

Branded Products $ 470.0 $ 203.0 76.0%

Non-Branded Products 331.0 141.0 74.2%

Net Revenue $ 801.0 $ 344.0 75.3%

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INCORPORATED

Second Quarter Financial Summary

$ in Millions, except EPS (Unaudited)

Q2 2011** Q2 2010**

Net Revenue $ 412.5 $ 235.4

Gross Margin % 34.8% 41.8%

SG&A Expense % 30.0% 32.0%

Operating Income %* 4.8% 9.8%

Tax Rate 35.0% 33.7%

Net Income attributable to Snyder’s-Lance $ 11.1 $ 14.6

Diluted EPS $ 0.16 $ 0.44

* Operating income percentage is a non-GAAP measure. For a corresponding reconciliation of operating income percentage to the most comparable GAAP measure, see the reconciliation of non-GAAP measures in the Appendix.

** Excludes special items. 2010 was revised to reflect the change in accounting for inventory. For a corresponding reconciliation of data excluding special items to data including special items, see the reconciliation of non-GAAP measures in the Appendix.

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INCORPORATED

First Six Months Financial Summary

$ in Millions, except EPS (Unaudited)

Six Months Six Months

2011** 2010**

Net Revenue $ 801.0 $ 457.0

Gross Margin % 35.6% 39.9%

SG&A Expense % 30.4% 34.1%

Operating Income %* 5.2% 5.8%

Tax Rate 36.1% 33.8%

Net Income attributable to Snyder’s-Lance $ 23.0 $ 15.8

Diluted EPS $ 0.34 $ 0.48

* Operating income percentage is a non-GAAP measure. For a corresponding reconciliation of operating income percentage to the most comparable GAAP measure, see the reconciliation of non-GAAP measures in the Appendix.

** Excludes special items. 2010 was revised to reflect the change in accounting for inventory. For a corresponding reconciliation of data excluding special items to data including special items, see the reconciliation of non-GAAP measures in the Appendix.

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INCORPORATED

2011 Cash Flow Items

$ in Millions (Unaudited)

2011 2010

Cash Flow from Operating Activities $ 57.0 $ 22.9

Capital Expenditures (32.3) (13.2)

Free Cash Flow Before Dividends $ 24.7 $ 9.7

Dividends Paid to Stockholders $ (21.2) $ (10.3)

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INCORPORATED

Estimates for 2011

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INCORPORATED

2011 Full Year Estimates

$ in Millions, except EPS

Net Revenue $1.59 - $1.63 billion

Diluted Earnings Per Share $0.75 - $0.90

Capital Spending $60 - $70 million

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INCORPORATED

Questions?

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INCORPORATED

Appendix

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Reconciliation of Non-GAAP Measures

This presentation includes certain measures not derived in accordance with generally accepted accounting principles (“GAAP”) . Such measures should not be considered substitutes for any measures derived in accordance with GAAP and may also be inconsistent with similar measures presented by other companies. Reconciliation of these non-GAAP financial measures to the most nearly comparable GAAP measures, if applicable, is presented on the slides that follow. The Company believes these non-GAAP financial measures provide useful information to investors as the measures emphasize core on-going operations and are helpful in comparing past and present operating results. The Company uses these measures to evaluate past performance and prospects for future performance. The presentation of non-GAAP financial measures by the Company should not be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.

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Snyder’s-Lance

INCORPORATED

Reconciliation of Non-GAAP Measures: 2011 Special Items

in Millions, except EPS (Unaudited)

Q2 2011 Six Months 2011

Including Special Items

Special Items

Excluding Special Items

Including Special Items

Special Items

Excluding Special Items

Net Revenue $ 412.5 $ - $ 412.5 $ 801.0 $ - $ 801.0

Cost of Sales 268.9 - 268.9 516.2 - 516.2

Gross Margin 143.6 - 143.6 284.8 - 284.8

Gross Margin % 34.8% 34.8% 35.6% 35.6%

SG&A 137.1 13.2 123.9 258.0 14.8 243.2

Operating Income 6.5 (13.2) 19.7 26.8 (14.8) 41.6

Operating Income % 1.6% 4.8% 3.3% 5.2%

Other expense, net (10.1) (10.1) - (10.2) (10.1) (0.1)

Net interest expense (2.4) - (2.4) (5.0) - (5.0)

(Loss)/earnings before taxes (6.0) (23.3) 17.3 11.6 (24.9) 36.5

Tax (benefit)/expense (2.3) (8.4) 6.1 4.3 (8.9) 13.2

Tax Rate % 38.3% 35.0% 36.5% 36.1%

Net (loss)/income (3.7) (14.9) 11.2 7.3 (16.0) 23.3

Less: Net Income attributable to noncontrolling interests 0.1 - 0.1 0.3 - 0.3

Net (loss)/income attributable to Snyder’s-Lance, Inc. $ (3.8) $ (14.9) $ 11.1 $ 7.0 $ (16.0) $ 23.0

Shares 67.4 68.5 68.2 68.2

Earnings Per Share $ (0.06) $ (0.22) $ 0.16 $ 0.10 $ (0.24) $ 0.34

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Snyder’s-Lance

INCORPORATED

Reconciliation of Non-GAAP Measures: 2010 Special Items

in Millions, except EPS (Unaudited)

*Q2 2010 *Six Months 2010

Including Special Items

Special Items

Excluding Special Items

Including Special Items

Special Items

Excluding Special Items

Net Revenue $ 235.4 $ - $ 235.4 $ 457.0 $ - $ 457.0 Cost of Sales 138.0 1.1 136.9 275.7 1.1 274.6

Gross Margin 97.4 (1.1) 98.5 181.3 (1.1) 182.4

Gross Margin % 41.4% 41.8% 39.7% 39.9%

SG&A 77.7 2.2 75.5 158.1 2.4 155.7

Operating Income 19.7 (3.3) 23.0 23.2 (3.5) 26.7

Operating Income % 8.4% 9.8% 5.1% 5.8%

Other expense, net (0.1) - (0.1) (3.8) (2.6) (1.2)

Net interest expense (0.9) - (0.9) (1.7) - (1.7)

Earnings/(loss) before taxes 18.7 (3.3) 22.0 17.7 (6.1) 23.8

Tax expense/(benefit) 6.3 (1.1) 7.4 6.0 (2.0) 8.0

Tax Rate % 33.7% 33.7% 33.8% 33.8%

Net income 12.4 (2.2) 14.6 11.7 (4.1) 15.8

Less: Net Income attributable to noncontrolling interests - - - - - -

Net Income attributable to Snyder’s-Lance, Inc. $ 12.4 $ (2.2) $ 14.6 $ 11.7 $ (4.1) $ 15.8

Shares 32.5 32.5 32.5 32.4 32.4 32.4

Earnings Per Share $ 0.38 $ (0.06) $ 0.44 $ 0.36 $ (0.12) $ 0.48

* Amounts revised to reflect the change in accounting for inventory.

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Snyder’s-Lance

INCORPORATED

Reconciliation of Non-GAAP Measures: Operating Income

$ in Millions (Unaudited)

Q2

Six months

2011 *2010 2011 *2010

(Loss)/earnings before taxes $ (6.0) $ 18.7 $ 11.6 $ 17.7

Add Back

Net Interest Expense 2.4 0.9 5.0 1.7

Add Back

Other expense, net 10.1 0.1 10.2 3.8

Equals

Operating Income 6.5 19.7 26.8 23.2

Add Back

Special items included in SG&A 13.2 3.3 14.8 3.5

Equals

Operating income excluding special items $ 19.7 $ 23.0 $ 41.6 $ 26.7

Net Revenue $ 412.5 $ 235.4 $ 801.0 $ 457.0

Operating Income, excluding special items, as a % of Net Revenue 4.8% 9.8% 5.2% 5.8%

* Amounts revised to reflect the change in accounting for inventory.

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Snyder’s-Lance

INCORPORATED